UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2017

The Pulse Network, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54741

(Commission File Number)

45-4798356

 (IRS Employer Identification No.)

10 Oceana Way

Norwood, Massachusetts 02062

(Address of principal executive offices)(Zip Code)

(781) 821-6600

Registrant’s telephone number, including area code

_____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

It has come to the attention of The Pulse Network, Inc., a Nevada corporation (the “Company”), that on February 6, 2017, a person(s) not known to the Company prepared and published a news release regarding a merger of the Company that was not prepared, known, published or disseminated by the Company. The Company has no present plan or intention to merge or enter into any other business combination with any entity and has not merged or entered into any other business combination with any entity. Additionally, the correct website of the Company is www.tpni.com.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Pulse Network, Inc. (Registrant)

Date: February 7, 2017	By:	/s/ Stephen Saber
	Name:	Stephen Saber
	Title:	Chief Executive Officer

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